UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DCA TOTAL RETURN FUND

(formerly known as Dividend Capital Realty Income Allocation Fund)

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Derek Mullins, Secretary and Assistant Treasurer

DCA Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2009

Item 1 – Schedule of Investments.

Statement of Investments

March 31, 2009 (Unaudited)

DCA Total Return Fund (1)

	Shares	Market Value
COMMON STOCK 40.40%
Aerospace & Defense 1.96%
General Dynamics Corp.	2,500	$103,975
Honeywell International Inc.	3,300	91,938
Precision Castparts Corp.	1,000	59,900
Rolls-Royce Group PLC*	21,500	90,371
United Technologies Corp.	2,800	120,344

		466,528

Apparel Retail 0.42%
Guess? Inc.	4,800	101,184

Apparel, Accessories & Luxury Goods 1.33%
Coach Inc.*	5,700	95,190
Swatch Group AG	9,100	222,389

		317,579

Application Software 2.00%
Autonomy Corp. PLC*	13,400	250,011
Parametric Technology Corp.*	12,000	119,760
SAP AG	3,000	106,137

		475,908

Asset Management & Custody Banks 1.90%
BlackRock Inc.	900	117,036
Julius Baer Holding AG – Class B	4,300	105,651
Schroders PLC	7,000	79,163
T. Rowe Price Group Inc.	5,200	150,072

		451,922

Biotechnology 0.19%
Celgene Corp.*	1,000	44,400

Broadcasting 0.49%
Grupo Televisa SA	43,000	116,461

Communications Equipment 3.09%
Nice Systems Ltd. – ADR*	2,700	67,122
Nokia OYJ	22,700	267,300
QUALCOMM Inc.	4,200	163,422
Tandberg ASA	10,500	154,396
VTech Holdings Ltd.	22,000	85,019

		737,259

Computer Hardware 2.08%
Apple Inc.*	4,200	441,504
Dell Inc.*	5,700	54,036

		495,540

Computer Storage & Peripherals 0.48%
Logitech International SA*	11,000	113,803

Construction & Engineering 0.85%
Fluor Corp.	1,400	48,370
Jacobs Engineering Group Inc.*	4,000	154,640

		203,010

Construction & Farm Machinery & Heavy Trucks 0.17%
AGCO Corp.*	2,100	41,160

Data Processing & Outsourced Services 0.38%
Mastercard Inc.	540	90,439

Diversified Banks 0.52%
Standard Chartered PLC	10,000	123,884

Diversified Metals & Mining 1.36%
Anglo American PLC	6,400	108,520
BHP Billiton Ltd.	5,200	114,875
Cia Vale do Rio Doce – ADR	7,500	99,750

		323,145

Diversified/Miscellaneous – REITs 0.01%
Vornado Realty Trust	63	2,094

Education Services 0.25%
Apollo Group Inc. – Class A*	778	60,941

Electronic Manufacturing Services 0.36%
Trimble Navigation Ltd.*	5,600	85,568

Fertilizers & Agricultural Chemicals 0.54%
Syngenta AG	400	80,519
Yara International ASA	2,200	48,067

		128,586

Footwear 1.67%
NIKE Inc. – Class B	5,400	253,206
Puma AG Rudolf Dassler Sport	950	143,952

		397,158

Gold 0.79%
Barrick Gold Corp.	1,300	42,146
Goldcorp Inc.	2,500	84,176
Zijin Mining Group Co. Ltd.	88,000	62,792

		189,114

Health Care Equipment 0.78%
Intuitive Surgical Inc.*	450	42,912
Stryker Corp.	4,200	142,968

		185,880

Health Care Supplies 1.33%
Alcon Inc.	3,500	318,186

Heavy Electrical Equipment 1.89%
ABB Ltd.*	13,000	181,265
Alstom SA	2,850	147,334
Vestas Wind Systems A/S*	2,800	122,861

		451,460

Home Entertainment Software 2.55%
Nintendo Co. Ltd.	1,500	430,387
Shanda Interactive Entertainment Ltd. – ADR*	4,500	177,885

		608,272

Hypermarkets & Super Centers 0.73%
Wal-Mart de Mexico SAB de CV	75,000	174,481

Integrated Oil & Gas 0.62%
Petroleo Brasileiro SA – ADR	2,500	76,175
StatoilHydro ASA	4,000	70,569

		146,744

Internet Retail 1.19%
Amazon.com Inc.*	3,850	282,744

Internet Software & Services 3.06%
Baidu.com Inc. – ADR*	300	52,980
eBay Inc.*	12,300	154,488
Google Inc. – Class A*	1,300	452,478
Open Text Corp.*	2,000	68,880

		728,826

IT Consulting & Other Services 0.85%
Infosys Technologies Ltd. – ADR	7,600	202,388

Oil & Gas Drilling 1.39%
ENSCO International Inc.	3,100	81,840
Noble Corp.	5,200	125,268
Transocean Ltd.*	2,100	123,564

		330,672

Oil & Gas Equipment & Services 1.34%
Halliburton Company	6,000	92,820
National Oilwell Varco Inc.*	6,400	183,744
Technip SA	1,200	42,343

		318,907

Oil & Gas Exploration & Production 0.84%
Apache Corp.	1,500	96,135
CNOOC Ltd.	105,000	104,457

		200,592

Pharmaceuticals 0.36%
Novo Nordisk A/S – Class B – ADR	1,800	86,364

Regional Malls – REITs 0.07%
Simon Property Group Inc.	458	15,865

Semiconductors 0.43%
Samsung Electronics Co. Ltd. – GDR	500	102,125

Soft Drinks 0.74%
Coca-Cola Co.	4,000	175,800

Systems Software 0.62%
Check Point Software Technologies*	4,500	99,945
Oracle Corp.*	2,600	46,982

		146,927

Wireless Telecommunication Services 0.77%
America Movil SAB de CV – ADR	6,800	184,145

TOTAL COMMON STOCK
(Cost $9,818,432)		9,626,061

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 44.55%
Apartments – REITs 1.10%
BRE Properties Inc.,
Series D, 6.750%	Baa3/BB+	17,900	263,309

Diversified/Miscellaneous – REITs 0.29%
Vornado Realty Trust,
Series G, 6.675%	Baa3/BBB-	5,000	70,100

Hotels – REITs 13.95%
AP AIMCAP Corp.,
Series A, 8.250% (4)	NR/NR	212,600	197,718
LaSalle Hotel Properties,
Series G, 7.250%	NR/NR	307,260	2,918,970
Strategic Hotels & Resorts Inc.,
Series C, 8.250%	NR/NR	83,300	208,250

			3,324,938

Mortgage – Residential – REITs 0.06%
American Home Mortgage Investment Corp.:
Series A, 9.750% (8)	NR/NR	266,950	12,213
Series B, 9.250% (8)	NR/NR	29,700	2,257

			14,470

Net Lease – REITs 3.01%
Entertainment Properties Trust,
Series B, 7.750%	NR/NR	73,850	716,345

Office – Suburban – REITs 18.03%
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/NR	162,348	1,741,994
Digital Realty Trust Inc.:
Series A, 8.500%	NR/NR	137,800	2,403,233
Series B, 7.875%	NR/NR	9,400	151,199

			4,296,426

Regional Malls – REITs 1.42%
Taubman Centers Inc.,
Series G, 8.000%	B1/NR	22,198	337,632

Self Storage – REITs 0.45%
Public Storage:
Series E, 6.750%	Baa1/BBB	4,195	73,035
Series I, 7.250%	Baa1/BBB	900	17,550
Series K, 7.250%	Baa1/BBB	884	16,999

			107,584

Shopping Centers – REITs 6.24%
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	108,893	1,486,389

TOTAL PREFERRED STOCK
(Cost $34,539,048)			10,617,193

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 6.77%
CW Capital Cobalt II Ltd.:
2006-2A, Class K, 4.659%, 04/26/2016 (2)(3)(4)(5)(7)	Ba2/BB	$4,000,000	237,440
Class P.S, 0.000%, 04/26/2016 (2)(3)(4)(5)(6)	NR/NR	3,500,000	770,000
Lenox Street Ltd., Series 2007-1A
Class SN, 0.000%, 06/04/2017 (2)(3)(4)(5)(6)	NR/NR	1,000,000	0
Sorin Real Estate CDO II Ltd., Series 2005-2A
Class H, 5.425%, 01/04/2016 (2)(3)(4)(5)(7)	Caa2/BB	7,500,000	496,575
Vertical CRE CDO Ltd.:
2006-CR1A, Class G, 5.123%, 04/22/2013 (2)(3)(4)(5)(7)	NR/NR	6,500,000	91,780
Class P.S., 0.000%, 04/22/2013 (2)(3)(4)(5)(6)	NR/NR	1,800,000	18,000
TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS
(Cost $24,264,186)			1,613,795

COLLATERALIZED LOAN OBLIGATIONS 2.54%
Babson CLO Ltd.
2005-3A, 1.21%, 11/11/2019 (2)(3)(4)(5)(6)	NR/NR	13,000,000	130,000
Fraser Sullivan CLO Ltd.
2006-1A, 26.97%, 03/15/2017 (2)(3)(4)(5)(6)	NR/NR	3,400,000	476,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $16,400,000)			606,000

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.45%
JP Morgan Chase, Series 2005-LDP2
Class M, 4.509%, 06/15/2016 (2)(3)(4)(5)(7)	Ba3/B+	1,597,000	90,358
Wachovia Bank, Series 2005-C18
Class M, 4.702%, 05/19/2015 (2)(4)(5)	B1/B-	248,100	17,130
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,468,966)			107,488

SHORT-TERM SECURITIES 14.49%
BANK DEPOSITS 9.38%
Union Bank Institutional Trust Deposit Account III 0.001%, 04/01/2009		2,236,537	2,236,537

REPURCHASE AGREEMENT 5.11%
State Street Bank & Trust Co., dated 03/31/2009 0.010%, due 04/01/2009, proceeds of $1,216,615 collateralized by U.S. Treasury Bills, 05/28/2009, valued at $1,244,655.	NR/NR	1,216,615	1,216,615
TOTAL SHORT-TERM SECURITIES
(Cost $3,453,152)			3,453,152

TOTAL INVESTMENTS 109.20%
(Cost $89,943,784)			26,023,689

LIABILITIES LESS OTHER ASSETS (9.20%)			(2,192,750)

TOTAL NET ASSETS 100.00%			$23,830,939

ADR – American Depositary Receipts

GDR – Global Depositary Receipts

Footnotes to DCA Statement of Investments:

*	Non-income producing security

(1)	Prior to March 16, 2009, DCA Total Return Fund was known as Dividend Capital Realty Income Allocation Fund.
(2)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of March 31, 2009 the value of these securities amounted to $2,327,283 or 9.76% of total net assets.

(3)	This security has been valued at fair values determined in good faith by or under the direction of the Fund’s Board of Trustees.
(4)	This security is considered illiquid by the Adviser.
(5)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(6)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized divided by cost.

(7)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at March 31, 2009.
(8)	Security in default.

See accompanying Notes to Quarterly Statement of Investments

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

March 31, 2009 (Unaudited)

DCA Total Return Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DCA Total Return Fund (the “Fund”), formerly Dividend Capital Realty Income Allocation Fund, is registered as a closed-end management investment company that was organized under the laws of the state of Delaware by a Certificate of Trust dated December 3, 2004 and amended February 23, 2005. The Fund’s primary investment objective is total return.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

Security Valuation (continued):

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2009, securities which have been fair valued represented 9.8% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at the time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009.

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1—Quoted Prices	$22,479,791	$ —
Level 2—Other Significant Observable Inputs	$ 3,543,898	$ —
Level 3—Significant Unobservable Inputs	$ —	$ —
Total	$26,023,689	$ —

*	Other financial instruments include futures, forwards and swap contracts.

For the three months ended March 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s future financial statement disclosures.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying collateral at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a dividend distribution each quarter to shareholders. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off Balance Sheet Risk:

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

At March 31, 2009 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate tax cost	$88,002,958
Gross unrealized appreciation	88,954
Gross unrealized depreciation	(62,068,223)

Net unrealized depreciation	($61,979,269)

3. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates

4. ILLIQUID AND/OR RESTRICTED SECURITIES

As of March 31, 2009, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At March 31, 2009, the Fund had investments in illiquid and/or restricted securities totaling $2,525,001, which represents 10.6% of net assets.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ David W. Agostine
David W. Agostine President (Principal Executive Officer)

Date: May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine President (Principal Executive Officer)

Date: May 28, 2009

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor Vice President and Treasurer (Principal Financial Officer)

Date: May 28, 2009